                                                                    Exhibit 99.1

                                                                    news release

For Immediate Release

Contacts:

Company                                                  Investor Relations:
inSilicon Corporation:                                   Morgen-Walke Associates
Bryan LeBlanc                                            Teresa Thuruthiyil
408-894-1900                                             415-296-7383
bryan_leblanc@insilicon.com                              insilicon@mwa-sf.com
---------------------------                              --------------------


                          inSilicon Corporation Reports
                      Second Quarter 2002 Financial Results

SAN JOSE, Calif.--April 16, 2002--inSilicon Corporation (Nasdaq: INSN) -- a leading provider of communications technology for complex systems-on-chip (SOC) -- today reported financial results for the second fiscal quarter ended March 31, 2002.

Net revenue for the second fiscal quarter of 2002 was $5.2 million, an increase of $0.5 million compared to net revenue of $4.7 million in the first fiscal quarter of 2002, and a $0.1 million decrease compared to net revenue of $5.3 million in the second fiscal quarter of 2001. Pro forma net loss for the second fiscal quarter of 2002 was $0.1 million, or ($0.01) per basic share, compared with a pro forma net loss of $0.5 million, or ($0.03) per basic share, in the first quarter of fiscal 2002, and a pro forma net loss of $1.2 million, or ($0.08) per basic share, in the second quarter of fiscal 2001.

For the six month period ended March 31, 2002, the Company reported net revenue of $10.0 million, a $1.3 million decrease from $11.3 million in the first half of fiscal 2001. The pro forma net loss for the six month period ended March 31, 2002 was $656,000, or ($0.04) per basic share, essentially flat with the comparable period of fiscal 2001.

Pro forma net loss excludes certain non-cash and other charges related to the amortization of purchased intangible assets and stock based compensation, and includes a pro-forma tax adjustment. These items totaled approximately $1.3 million in the second quarter of fiscal 2002. Including these items, the Company generated a net loss of $1.4 million, or ($0.09) per basic share, in the second quarter of fiscal 2002, as compared to a net loss of $2.4 million or ($0.16) per basic

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share, in the second quarter of fiscal 2001. The net loss for the six month period ended March 31, 2002, including non-cash and other charges, was $5.5 million, or ($0.36) per basic share, compared to a net loss of $2.6 million, or ($0.18) per basic share in the comparable period of fiscal 2001. Results for the six months ended March 31, 2002 include $2.1 million for restructuring charges and purchased technology write-downs recorded in the first quarter of fiscal 2002.

"We are encouraged with our second quarter results," said Barry Hoberman, Chief Executive Officer. "Despite the continued challenging business environment, we were able to execute on delivering sequential quarterly revenue growth while carefully managing expenses for improved bottom line performance.

"Our financial performance this quarter keeps us on track for a return to pro-forma operating profitability in the coming quarters," continued Mr. Hoberman. "Significant growth in new product lines such as USB 2.0 and increased re-use business by our customers helped drive top-line growth. We remain focused on increasing revenue and controlling spending to bring us back to profitability.

"Going forward we remain cautiously optimistic regarding guidance," concluded Mr. Hoberman. "We currently expect third quarter revenue to be flat to slightly up from the second quarter, and we expect that we will break-even on a pro-forma basis for the third quarter."

Highlights in the Quarter

     o Appointed Barry Hoberman as interim CEO. One of the original inSilicon founders, Mr. Hoberman was previously inSilicon's Chief Operating Officer.

     o Announced AMD had licensed our USB 2.0 Analog Transceiver for use in future chip designs.

     o Announced Oak Technology had licensed our USB 2.0 Analog Transceiver for system-on-chip solutions targeted to personal imaging and printing applications.

     o    Increased sequential quarterly USB 2.0 digital product revenue by 50%.

About inSilicon

inSilicon Corporation is a leading provider of communications semiconductor intellectual property used by semiconductor and systems companies to design complex systems-on-chip (SOC) technologies that are critical components of innovative wired and wireless products. inSilicon's technology provides customers faster time-to-market and reduced risk and development costs. The Company's broad portfolio of analog and mixed-signal products and enabling communications technologies, including the JVX(TM)and JVXtreme(TM)Accelerators, Ethernet, USB, PCI, and IEEE-1394, are used in a wide variety of markets encompassing communications, consumer, computing, and office automation. inSilicon is a subsidiary of Phoenix Technologies Ltd. (Nasdaq: PTEC).

Conference Call Webcast

     The Company will hold its quarterly conference call with the investment community today, April 16, 2002, at 1:30 pm Pacific time. This call will be webcast live and a replay of the call will be available for a 30-day period at http://www.insilicon.com.
------------------------

     inSilicon and JVX are trademarks of inSilicon Corporation. All other trademarks are the property of their respective owners.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:

     The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on management's beliefs as well as on a number of assumptions concerning future events made by and information currently available to management. Readers are cautioned not to put undue reliance on such forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside inSilicon's control, that could cause actual results to differ materially from such statements. For a more detailed description of the factors that could cause such a difference, please see inSilicon's filings with the Securities and Exchange Commission including its Annual Report on Form 10-K. inSilicon disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This information is presented solely to provide additional information to further understand the results of inSilicon.


                                       ###
                              inSilicon Corporation

                 Pro Forma Consolidated Statements of Operations
                    (in thousands, except per share amounts)
                                   (Unaudited)

                                                Three Months Ended     Six Months Ended
                                                     March 31,             March 31,
                                                 2002        2001       2002       2001
                                               -------     -------    -------    -------
Revenue:
      License fees                             $ 3,568     $ 3,840    $ 6,819    $ 8,660
      Services                                   1,658       1,427      3,141      2,635
                                               -------     -------    -------    -------
         Total revenue                           5,226       5,267      9,960     11,295

Cost of revenue:
     License fees                                  687         292      1,223        538
     Services                                       76          70        131        193
                                               -------     -------    -------    -------
         Total cost of revenue                     763         362      1,354        731
                                               -------     -------    -------    -------

Gross margin                                     4,463       4,905      8,606     10,564

Operating expenses:
     Research and development                    1,774       3,181      3,988      5,363
     Sales and marketing                         1,913       2,426      3,802      4,751
     General and administrative                  1,145       1,492      2,259      2,339
                                               -------     -------    -------    -------
         Total operating expenses                4,832       7,099     10,049     12,453
                                               -------     -------    -------    -------

Loss from operations                              (369)     (2,194)    (1,443)    (1,889)
Interest and other income, net                     133         471        351      1,007
                                               -------     -------    -------    -------
Loss before income taxes                          (236)     (1,723)    (1,092)      (882)
Benefit for income taxes                           (94)       (521)      (436)      (227)
                                               -------     -------    -------    -------

Net loss                                       $  (142)    $(1,202)   $  (656)   $  (655)
                                               =======     =======    =======    =======
Net loss per share:
     Basic and diluted                         $ (0.01)    $ (0.08)   $ (0.04)   $ (0.04)
                                               =======     =======    =======    =======
Shares used in per share calculation:
     Basic and diluted                          15,558      14,866     15,317     14,560
                                               =======     =======    =======    =======

                              inSilicon Corporation

                    (in thousands, except per share amounts)
                                   (Unaudited)

The above pro forma statements have been adjusted to eliminate the following non-cash and other charges:

                                                       Three Months Ended  Six Months Ended
                                                            March 31,           March 31,
                                                         2002      2001      2002     2001
                                                        ------    ------    ------   ------
Amortization of purchased technology                      $322    $  322    $  644   $  636
Amortization of goodwill                                   602     1,078     1,163    1,662
Stock-related compensation                                 124       181       293      324
Restructuring charge and write-down of purchased
     technology                                              -         -     2,064        -
                                                        ------    ------    ------   ------
Non-cash and other charges before income taxes           1,048     1,581     4,164    2,622
Provision (benefit) for income taxes                       205      (383)      717     (677)
                                                        ------    ------    ------   ------
Net non-cash and other charges                          $1,253    $1,198    $4,881   $1,945
                                                        ======    ======    ======   ======

                              inSilicon Corporation

                      Consolidated Statements of Operations
                    (in thousands, except per share amounts)
                                   (Unaudited)

                                                        Three Months Ended        Six Months Ended
                                                              March 31,              March 31,
                                                          2002        2001        2002         2001
                                                        -------     -------     -------      -------
Revenue:
      License fees                                      $ 3,568     $ 3,840     $ 6,819      $ 8,660
      Services                                            1,658       1,427       3,141        2,635
                                                        -------     -------     -------      -------
         Total revenue (1)                                5,226       5,267       9,960       11,295

Cost of revenue:
     License fees                                           687         292       1,223          538
     Services                                                76          70         131          193
     Amortization of purchased technology                   322         322         644          636
     Restructuring-related write-down of purchased
       technology                                             -           -         847            -
                                                        -------     -------     -------      -------
         Total cost of revenue                            1,085         684       2,845        1,367
                                                        -------     -------     -------      -------

Gross margin                                              4,141       4,583       7,115        9,928

Operating expenses:
     Research and development                             1,774       3,181       3,988        5,363
     Sales and marketing                                  1,913       2,426       3,802        4,751
     General and administrative                           1,145       1,492       2,259        2,339
     Amortization of goodwill                               602       1,078       1,163        1,662
     Stock-related compensation                             124         181         293          324
     Restructuring charge                                     -           -       1,217            -
                                                        -------     -------     -------      -------
         Total operating expenses                         5,558       8,358      12,722       14,439
                                                        -------     -------     -------      -------

Loss from operations                                     (1,417)     (3,775)     (5,607)      (4,511)

Interest and other income, net                              133         471         351        1,007
                                                        -------     -------     -------      -------
Loss before income taxes                                 (1,284)     (3,304)     (5,256)      (3,504)
Provision (benefit) for income taxes                        111        (904)        281         (904)
                                                        -------     -------     -------      -------

Net loss                                                $(1,395)    $(2,400)    $(5,537)     $(2,600)
                                                        =======     =======     =======      =======
Net loss per share:
     Basic and diluted                                  $ (0.09)    $ (0.16)    $ (0.36)     $ (0.18)
                                                        =======     =======     =======      =======
Shares used in per share calculation:
     Basic and diluted                                   15,558      14,866      15,317       14,560
                                                        =======     =======     =======      =======

(1)  Revenue from Phoenix Technologies                  $    31     $   179     $   252      $   952
                                                        =======     =======     =======      =======

                              inSilicon Corporation

                      Condensed Consolidated Balance Sheets
                                 (in thousands)

                                                               Mar. 31,    Sept. 30,
                                                                 2002        2001
                                                               -------     -------
                                                                   (Unaudited)
Assets
Current Assets:
     Cash, cash equivalents, and short-term investments        $27,463     $32,040
     Accounts receivable, net                                    3,985       2,606
     Other current assets                                        2,294       2,367
                                                               -------     -------
         Total current assets                                   33,742      37,013

Property and equipment, net                                        840       1,405
Computer software costs, net                                     5,185       6,912
Goodwill and other intangible assets, net                        6,143       6,879
Other assets                                                        51          68
                                                               -------     -------
Total assets                                                   $45,961     $52,277
                                                               =======     =======


Liabilities and Stockholders' Equity

Current Liabilities:
     Accounts payable                                            $ 287       $ 658
     Payroll and related liabilities                               963       1,791
     Payable to Phoenix Technologies Ltd.                        1,155       1,143
     Deferred revenue                                            2,996       3,124
     Accrued merger costs                                            -       1,226
     Other accrued liabilities                                   1,798       1,764
                                                               -------     -------
         Total current liabilities                               7,199       9,706

Deferred income taxes                                              513         513

Stockholders' equity                                            38,249      42,058
                                                               -------     -------
Total liabilities and stockholders' equity                     $45,961     $52,277
                                                               =======     =======